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                             PROSPECTUS SUPPLEMENT

           ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY INSURANCE COMPANY
                               GROUP VEL ACCOUNT
                  (Supplement to Prospectus Dated April 30, 1996)
                         and Revised November 13, 1996

                                     * * *

                             PREFERRED LOAN OPTION

The Section "LOAN PRIVILEGE -- Preferred Loan Option" in the SUMMARY and the section "CERTIFICATE LOANS -- Preferred Loan Option" are amended in the entirety to read as follows:

     PREFERRED LOAN OPTION - A preferred loan option is available under the Certificates. The preferred loan option will be available upon written request. It may be revoked by you at any time. If this option has been selected, after the tenth certificate anniversary Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to create a rate of interest equal to the rate being charged for the preferred loan.

     There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see "FEDERAL TAX CONSIDERATIONS"). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.


                                     * * *


                       CHANGES IN DIRECTORS AND OFFICERS

Edward J. Parry III and J. Barry May have been elected as Directors of the Company. Mr. Parry has been Vice President and Treasurer of the Company since 1993; Assistant Vice President from 1992 to 1993; and was previously a Manager, Price Waterhouse, from 1987 to 1992. He is also a Director and Officer of First Allmerica Financial Life Insurance Company. Mr. May has been President of the Hanover Insurance Company since September, 1996. He previously served as Eastern Regional Vice-President and Regional Vice President of the New England Region of the Hanover Insurance Company. Mr. May is also a Director of First Allmerica.


Prospectus Supplement dated November 25, 1996.
Group VEL